SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                January 17, 2003



                             Nittany Financial Corp.
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             (Exact name of Registrant as specified in its Charter)



     Pennsylvania                           0-32623           23-2925762
----------------------------             --------------      -------------
(State or other jurisdiction             (SEC File No.)      (IRS Employer
of incorporation)                                         Identification Number)



116 East College Avenue, State College, Pennsylvania               16801
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:           (814) 234-7320
                                                              --------------



                                 Not Applicable
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          (Former name or former address, if changed since last Report)


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                             NITTANY FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.           Other Events
-------           ------------

         The Registrant announced that its Board of Directors has declared a six-for-five stock split payable in the form of a 20% stock dividend on the Company's outstanding common stock, payable on or about February 15, 2003, to stockholders of record as of January 31, 2003.

         For further details, reference is made to the Press Release dated January 17, 2003, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


Item 7. and Item 9.        Financial Statements, Pro Forma Financial Information
-------------------        -----------------------------------------------------
                           and Exhibits; Regulation FD Disclosure
                           --------------------------------------

Exhibit 99 --              Press Release dated January 17, 2003.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    NITTANY FINANCIAL CORP.



Date: January 17, 2003              By:    /s/David Z. Richards
                                           -------------------------------------
                                           David Z. Richards
                                           President and Chief Executive Officer
                                           (Duly Authorized Officer)